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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 14, 2002


                        DIAMOND TRIUMPH AUTO GLASS, INC.
               (Exact Name of Registrant as Specified in Charter)


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
            DELAWARE                        333-33572                       23-2758853
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
(State or Other Jurisdiction of            (Commission                   (I.R.S. Employer
         Incorporation)                    File Number)                Identification No.)

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                               220 DIVISION STREET
                          KINGSTON, PENNSYLVANIA 18704

                    (Address of Principal Executive Offices)

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                                 (570) 287-9915

              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Diamond Triumph Auto Glass, Inc. (the "Company") hereby certifies that:

          (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     Dated: August 14, 2002    /s/ Norman Harris
                              ------------------------------------
                                          Norman Harris
                                     Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Diamond Triumph Auto Glass, Inc. (the "Company") hereby certifies that:

          (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      -2-
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Dated: August 14, 2002             /s/ Michael A. Sumsky
                                   ---------------------------------------------
                                   Michael A. Sumsky
                                   Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                      -3-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002                     DIAMOND TRIUMPH AUTO GLASS, INC.
                                           (registrant)


                                           By:/s/ Michael A. Sumsky
                                              --------------------------------
                                           Name: Michael A. Sumsky
                                           Its:  President, Chief Financial
                                                 Officer and General Counsel
                                      -4-        (Principal Financial and Chief
                                                 Accounting Officer)